UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 12, 2018

Textmunication Holdings Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-21202	58-1588291
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1940 Contra Costa Blvd. Pleasant Hill, CA	94523
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 925-777-2111

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On October 12, 2018, Textmunication Holdings, Inc. (“Company”), Wais Asefi, the Company’s CEO, and David Thielen, the Company’s COO, entered into a Settlement Agreement and Release (the “Agreement”) with Lester Einhaus (“Holder”) concerning a $25,000 convertible note issued by the Company to the Holder on September 23, 2015 (the “Note”).

The Holder initiated litigation against the Company on April 27, 2017, in the Circuit Court of Cook County, Illinois, Case No. 2017 L 506, which was later removed to the United States District Court for the Northern District of Illinois, Case No. 17 C 4478 (the “Einhaus Lawsuit”). Messrs. Asefi and Thielen also brought claims against The Holder. The Agreement settled the Note and all claims, and the parties signed an order to dismiss the Einhaus Lawsuit.

The Agreement requires the Company to issue to the Holder 475,000 shares of the Company’s common stock, subject to the condition that the Holder does not own more than 4.99% of the Company’s outstanding shares at any time. As such, the shares will be issued out in tranches, with the first such tranche due within 10 days of signing the Agreement for 198,000 shares. The Holder agreed to a daily leak out of the greater of 10,000 shares or 15% of the trading volume. Finally, the Company agreed to increase the number of shares due to the Holder if additional shares are issued to third parties after six months.

The foregoing description is intended only as a summary of the material terms of the Agreement and is qualified in its entirety by reference to the full Agreement, a copy of which is attached as Exhibit 10.1 to this Form 8-K and are hereby incorporated by reference herein.

Item 1.02 Termination of a Material Definitive Agreement

The information provided in Item 1.01 concerning the termination of a material definitive agreement is incorporated by reference in this Item 1.02.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
10.1	Settlement Agreement and Release dated October 12, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Textmunication Holdings.

/s/ Wais Asefi
Wais Asefi
Chief Executive Officer
Date: October 17, 2018